SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  /X/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        PREMIER FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------
     (4)  Date filed:

          ---------------------------------------------------------------

                         PREMIER FINANCIAL BANCORP, INC.
                                 2883 5th Avenue
                         Huntington, West Virginia 25702
                                -----------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 22, 2005
                                -----------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Premier Financial Bancorp, Inc. will be held at the Radisson Hotel located at 1001 3rd Avenue, Huntington, West Virginia on Wednesday, June 22, 2005 at 10:30 a.m. (EDT) for the following purposes:

         (1) To elect nine (9) directors to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and qualified;

         (2) To ratify the appointment of Crowe Chizek and Company LLC as the Company's independent accountants for the 2005 fiscal year; and

         (3) To transact such other business as may properly come before the meeting.


         The Board of Directors has set the close of business on May 11, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the meeting.

         EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY OTHER ACCEPTED MEANS OF EXECUTION (INTERNET, TELEPHONE, ETC). SHAREHOLDERS ATTENDING THE MEETING IN PERSON MAY VOTE IN PERSON THOUGH YOU HAVE PREVIOUSLY EXECUTED A PROXY.
                                            By Order of the Board of Directors,
                                            /s/ E. V. Holder, Jr.
                                            -----------------------------------
                                            E. V. Holder, Jr.
                                            Secretary

Huntington, West Virginia
May 23, 2005

                         PREMIER FINANCIAL BANCORP, INC.
                                 2883 5th Avenue
                         Huntington, West Virginia 25702

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 22, 2005
                                ----------------


                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of Premier Financial Bancorp, Inc., a Kentucky corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, no par value per share (the "Common Stock"), as of the close of business on May 11, 2005 for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, June 22, 2005 at 10:30 a.m. (eastern daylight time) at the Radisson Hotel, 1001 3rd Avenue, Huntington West Virginia and at any adjournment or postponement thereof. The approximate mailing date of this Proxy Statement was May 23, 2005.

PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, holders of shares of Common Stock will be asked to consider and vote upon the following matters:

         (1) The election of nine directors of the Company who will serve until the 2006 Annual Meeting and until their successors are elected and qualified;

         (2) The ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent accountants for the fiscal year ending December 31, 2005; and

        (3) The transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Directors' nine nominees for election as directors of the Company, and "FOR" the ratification of the Audit Committee of the Board of Directors' appointment of Crowe Chizek and Company LLC as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

VOTING RIGHTS AND PROXY INFORMATION

         Only holders of record of shares of Common Stock as of the close of business on May 11, 2005 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter, other than the election of directors, that may properly come before the Annual Meeting. In the election of directors, holders of Common Stock have cumulative voting rights whereby each holder is entitled to vote the number of shares of Common Stock held multiplied by nine (the number of directors to be elected at the Annual Meeting), and each holder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of Record Date there were 5,232,230 shares of Common Stock outstanding.

         Those nominees for election to the Board of Directors receiving the nine highest number of votes in the election of directors will be elected to the Board. The appointment of Crowe Chizek and Company LLC as the Company's independent accountants for 2005 will be ratified if the votes cast in favor of ratification exceed the votes cast against ratification.

         All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Directors' nine nominees as directors of the Company (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board's nominees to ensure the election of as many of the Board's nominees as possible) and for the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent accountants.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or
(iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of E.V. Holder, Jr., Secretary.

         The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal meeting, mail, telephone, facsimile or other electronic means.

ANNUAL REPORT

         The Company's 2004 Annual Report, which includes audited consolidated financial statements, accompanies this Proxy Statement. The Company will furnish without cost to any shareholder, upon request, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be in writing and directed to the Company, to the attention of Brien M. Chase, Chief Financial Officer.

PRINCIPAL SHAREHOLDERS

         As of March 31, 2005, the following individuals or entities reported beneficial ownership of Common Stock in excess of 5% of the Company's outstanding Common Stock:

NAME AND ADDRESS                    NUMBER OF SHARES          PERCENTAGE OF
OF BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)     OUTSTANDING SHARES

Marshall T. Reynolds                      559,990                    10.7%
P.O. Box 4040
Huntington, West Virginia 25729

Tontine Financial Partners, L.P.          520,300                     9.9%
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Douglas V. Reynolds                       378,713                     7.2%
703 Fifth Avenue
Huntington, West Virginia 25701

----------------

(1) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

                              ELECTION OF DIRECTORS
                                (Item 1 on Proxy)

         A board of nine directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Company's bylaws, until the 2006 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of who are presently directors of the Company, are set forth below and the following information is furnished with respect to each:

                                                                                     Common
                                                                 Director of         Stock           Percentage
                                                                   Company        Beneficially           Of
                             Principal Occupation               Continuously        Owned as         Outstanding
        Nominee                or Employment(1)         Age         Since       of 3/31/2005(2)        Shares
------------------------- --------------------------- -------- ---------------- ----------------- ------------------

Toney K. Adkins           President and Chief           55         7/12/91            6,180               *
                          Operating Officer, Champion
                          Industries, Inc.
                          (commercial printing and
                          office supplies) (3)

Hosmer A. Brown, III      Attorney-at-Law               84         4/18/01           59,451             1.1%

Edsel R. Burns            President, CJ Hughes          54         7/19/00              787               *
                          Construction, Inc.(4)

E.V. Holder, Jr.          Attorney-at-law               72         7/12/91           16,720               *

Keith F. Molihan          Retired Executive             62         9/14/99            5,826               *
                          Director,
                          Ironton/Lawrence County
                          Area Community Action
                          Organization

Marshall T. Reynolds      Chairman and Chief            68         1/19/96          559,990            10.7%
                          Executive Officer,
                          Champion Industries, Inc.
                          (commercial printing and
                          office supplies)(5)

Neal W. Scaggs            President, Logan Auto         69         9/8/98             9,345               *
                          Parts, Inc.

Robert W. Walker          President and Chief           58        10/17/01           42,907               *
                          Executive Officer of the
                          Company(6)

Thomas W. Wright          Owner and Chairman,           52         4/18/01           43,134               *
                          NexQuest, Inc. (management
                          company)

All directors and                                                                   745,606            14.3%
executive officers as
a group (12 in number
including the
above-named persons)

-------------------------------------------------------------------------------------------------------------

* The percentage of outstanding shares beneficially owned is less than 1%.

--------------------------------------------------------------------------------

(1) Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3) Prior to becoming President and Chief Operating Officer of Champion Industries on January 25, 2005, Mr. Adkins served as its Vice President
         - Administration since 1996.

(4) Mr. Burns has served as President of C. J. Hughes Construction Company since September, 2002. He served as Chief Financial Officer of Genesis Health Systems from June 2001 until December 31, 2001. He served as Chief Financial Officer of Central City Online from March 2000 to April 2001. From January 1999 to March 2000 he was on the audit staff of Arnett and Foster, PLLC. Prior to that, he worked in various financial positions with Banc One Corporation.

(5) Mr. Reynolds serves as the Company's Chairman of the Board. From 1985 to November 1993, Mr. Reynolds also served as Chairman of the Board of Directors of Bank One West Virginia, N.A. (and its predecessor, Key Centurion Bancshares, Inc.).

(6) Prior to becoming the President and Chief Executive Officer of the Company, Mr. Walker was President of Boone County Bank, Inc. from September 1998 to October 2001. Prior to that, Mr. Walker was a regional president at Bank One West Virginia N.A.


         The Company's Board of Directors recommends that shareholders vote "FOR" the election of each of the Company's nominees for election as a director.

         The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

         The Nominating Committee of the Board of Directors considers nominations of candidates for election as directors. The Company's bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 14 days nor more than 50 days prior to the scheduled date of the meeting (or, if less than 21 days notice of the date of the meeting is given, the 7th day following the day such notice was given).

         Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and the name and address of the proposed nominee. If the Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

         By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Nominating Committee of the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Nominating Committee, to inform shareholders about such qualifications.


CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings and Committees
         During 2004, the Board of Directors met fifteen times, the Compliance Committee met twelve times, the Compensation Committee met four times, the Nominating Committee met once, and the Audit Committee met twelve times. Each director attended seventy-five percent or more of all meetings of the Board of Directors and committees of the Board on which he serves. The Company strongly encourages all members of the Board of Directors to attend the annual meeting of shareholders each year. At the prior year's annual shareholder meeting, all of the ten directors were present.

         The Board of Directors consists of a majority of "independent directors" as such term is defined in the Nasdaq Stock Market Marketplace Rules. The Board of Directors has determined that Hosmer A. Brown, III, Edsel R. Burns, E.V. Holder, Jr., Keith F. Molihan, Neal W. Scaggs and Thomas W. Wright are independent directors.

         The Board of Directors has adopted a formal policy by which shareholders may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Premier Financial Bancorp, Inc., 2883 5th Avenue, Huntington, West Virginia 25702.

         The Board of Directors has four standing committees: a Compensation Committee, a Compliance Committee, a Nominating Committee and an Audit Committee.

Compensation of the Board of Directors
         Directors who are not full time employees of the Company or any subsidiary receive fees of $500 a month for their services. Board members are also reimbursed for expenses incurred in connection with their services as directors. Directors receive no compensation for attending committee meetings.

Other Directorships
         The Company's Chairman of the Board, Marshall T. Reynolds, serves as a director of the following publicly held companies or banks whose shares are registered under the Securities Exchange Act of 1934: Abigail Adams Bancorp, Inc., Washington, D.C.; Champion Industries, Inc., Huntington, West Virginia; First Guaranty Bank, Hammond, Louisiana; First State Financial Corporation, Sarasota, Florida and Portec Rail Products, Inc., Pittsburgh, Pennsylvania. Directors Neal W. Skaggs and Thomas W. Wright also serve as directors of First State Financial Corporation and Portec Rail Products, Inc. In addition, director Skaggs is also a director of Champion Industries, Inc.

Nominating Committee
         The Nominating Committee nominates individuals to serve on the Company's Board of Directors, to serve on other committees of the Board of Directors, and to serve on the boards of directors of the Company's subsidiaries. The Nominating Committee currently consists of Messrs. Burns, Molihan and Scaggs, all of whom are independent directors as defined in the Nasdaq Stock Market Marketplace Rules. A copy of the Nominating Committee charter was attached to the Company's proxy statement dated May 17, 2004.

         When considering a potential director candidate, the Nominating Committee looks for personal and professional integrity, demonstrated ability and judgment and business experience. The Nominating Committee will review and consider director nominees recommended by shareholders. There are no differences in the manner in which the Nominating Committee evaluates director nominees based on whether the nominee is recommended by a shareholder.

Audit Committee
         The Audit Committee meets with the Company's financial management and independent auditors and reviews the accounting principles and the scope and control of the Company's financial reporting practices, and makes reports and recommendations to the Board with respect to audit matters. The Audit Committee oversees the internal audit function, reviews the internal audit reports, and provides direction for the resolution of internal audit findings and recommendations. The Audit Committee also recommends to the Board the appointment of the firm selected to be independent certified public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent certified public accountants the Company's annual audit and annual consolidated financial statements; and reviews with management the status of internal accounting controls and internal audit procedures and results. The Audit Committee at December 31, 2004 consisted of Messrs. Scaggs, Wright and Molihan. The Audit Committee is required to have and will continue to have at least three members, all of whom must be "independent directors" as defined in the Marketplace Rules of the Nasdaq Stock Market.

         The Board determined that Messrs. Scaggs, Molihan, and Wright are financially literate in the areas that are of concern to the Company, and are able to read and understand fundamental financial statements. The Board has also determined that Messrs. Scaggs, Molihan, and Wright each meet the independence requirements set forth in the Marketplace Rules of the Nasdaq Stock Market.

         The Securities and Exchange Commission ("SEC") has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "audit committee financial expert" serving on its audit committee.

         Based on its review of the criteria of an audit committee financial expert under the rule adopted by the SEC, the Board of Directors believes that Edsel R. Burns qualifies as an audit committee financial expert. The Board has also determined that Mr. Burns meets the independence requirements set forth in the Marketplace Rules of the Nasdaq Stock Market. Effective May 1, 2005, the Board of Directors appointed Mr. Burns to the Audit Committee..

         The Company's Board of Directors has adopted a written charter for the Audit Committee of the Board. Please review the Audit Committee Report below.

Audit Committee Report
         It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Chizek and Company LLC, the Company's independent auditors, to audit the financial statements in accordance with generally accepted auditing standards.

         In connection with its review of the Company's financial statements for 2004, the Audit Committee:

o Has reviewed and discussed the audited financial statements with management;
o Has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards (SAS) 61 (Codification of Statements on Auditing Standards, AU 380); and
o Has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence.

         The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and considered the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Premier Financial Bancorp's Annual Report on Form 10-K for the year ended December 31, 2004.

                                              Members of the Audit Committee:

                                              /s/ Neal W. Scaggs, Chairman

                                              /s/ Keith F. Molihan

                                              /s/ Thomas W. Wright

Compliance Committee
         The Compliance Committee of the Board of Directors consists of the following non-employee directors: Toney K. Adkins, Chairman, Edsel R. Burns, Keith F. Molihan, and E. V. Holder, Jr. emeritus. The Committee reviews and recommends to the Board any written policies and procedures in place for the holding company and/or subsidiaries to comply with regulatory agencies and recommendations. The Committee was also formed to ensure the Company's compliance with the January 29, 2003 Written Agreement with the Federal Reserve Bank of Cleveland.

Compensation Committee
         The Compensation Committee consists of Messrs. Wright, Burns and Molihan, all of whom are independent directors as defined in the Nasdaq Stock Market Marketplace Rules. The Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements. The Committee establishes the management compensation policy and the general compensation policies of the Company.

         The objectives of the Company's management compensation policy are to develop a policy that attracts and retains the best available executive officers; to motivate them to achieve the goals set forth in the Company's business plan; to link executive and stockholder interest through incentive-based compensation; and to enhance the Company's performance, measured by both short-term and long-term achievements.

Compensation Committee Report
         Compensation Committee believes that the compensation program for executive officers should consist of two key elements:
o        a base salary, and
o        a performance-based annual bonus.

         The Compensation Committee believes the interests of the Company and its shareholders are served by this two-part approach. Under this approach the compensation of executive officers involves a part of their pay that is "at risk"--namely, the annual bonus. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on the attainment of individually customized performance targets. The Compensation Committee has declined to authorize performance bonuses in the past three years.

         The Compensation Committee believes that the compensation of the Chief Executive Officer, Robert W. Walker, should be based largely on corporate performance relative to the Company's business plan. In setting Mr. Walker's salary and bonus, the Committee considered the role Mr. Walker has played in the overall management of the Company since becoming Chief Executive Officer in October, 2001.

         Recommendations regarding the base salary of executive officers, other than the Chief Executive Officer, are made to the Committee by the Chief Executive Officer and either approved or modified by the Committee. The recommendation as to the bonus paid to each executive officer is based on a review by the Chief Executive Officer of the performance of the executive officer in attaining his performance targets for the prior year.
                                       Members of the Compensation Committee:

                                       /s/ Edsel R. Burns, Chairman

                                       /s/ Keith F. Molihan

                                       /s/ Thomas W. Wright


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of filings with the SEC and representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 2004 with the reporting requirements of Section 16(a) of the Securities Exchange Act.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The individuals named in the following table are the executive officers of the Company under applicable SEC disclosure rules. Except as otherwise indicated, each executive officer has held the position indicated for the last five years.

    Name                     Age   Position

  Marshall T. Reynolds       68    Chairman of the Board
  Robert W. Walker           58    President and Chief Executive Officer
  Brien M. Chase             40    Vice President and Chief Financial Officer
                                     (Principal Accounting Officer)
  Jeanne D. Hubbard          56    Director of Risk Management
  Dennis Klingensmith        51    Vice President, Premier;
                                     Chief Executive Officer, First Central Bank

         Mr. Walker has held this position since October, 2001. From September, 1998 until October, 2001 Mr. Walker was President, Boone County Bank, Inc. Prior to that time, Mr. Walker was a Regional Vice President at Bank One, West Virginia, N.A. Mr. Walker also serves on the Company's asset/liability management committee.

         Mr. Chase began his duties as CFO of the Company in April, 2002. From June 1994 to January 2001, Mr. Chase was corporate accounting manager for One Valley Bancorp, Inc. He also served as controller for four of the One Valley Bancorp subsidiaries. Prior to that time, Mr. Chase was the senior accountant for One Valley Bancorp for six years.

         Ms. Hubbard has held this position since November, 1999. Ms. Hubbard has over 30 years of banking experience with the last 26 years in commercial lending and risk management. Prior to joining the company, Ms. Hubbard was Executive Vice President and senior lender at First Sentry Bank. Ms. Hubbard was also interim CEO of Citizens' Deposit Bank & Trust from November 2001 through May 2002.

         Mr. Klingensmith has held this position since June, 1998 and has served as CEO of First Central Bank since November 2001. Prior to that time, Mr. Klingensmith was an area Chief Executive Officer for Bank One, West Virginia, N.
A. Mr. Klingensmith was also acting CEO of Citizens' Bank (Kentucky), Inc. from November 2002 to February 2003 and acting CEO of Farmers Deposit Bank from June 2003 to October 2003. Mr. Klingensmith also serves on the Company's asset/liability management committee.

         For additional information about Mr. Reynolds and Mr. Walker, see "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Summary Compensation Table
         The following table summarizes compensation earned in 2004, 2003, and 2002 by the Company's Chief Executive Officer and certain of the Company's other executive officers who earned a salary and/or bonus in 2004 that exceeded $100,000. In accordance with rules of the Securities and Exchange Commission, the compensation of the Company's other executive officers is not required to be disclosed because none of these executive officers earned a salary and/or bonus in 2004 that exceeded $100,000.


  ==================================================================================================================
                                       |           Annual Compensation          |    Long Term    |
                                       |                                        |   Compensation  |
 --------------------------------------|----------------------------------------|-----------------|
                                       |                              Other     |    Securities   |
                                       |                              Annual    |    Underlying   |   All other
   Name and principal position   Year  |  Salary       Bonus       Compensation |     Options     | Compensation
                                       |   ($)          ($)           ($)(1)    |       (#)       |    ($)(2)
 ------------------------------------------------------------------------------------------------------------------
 Robert W. Walker               2004      181,971      -----          1,108            4,000           7,235
                              -------------------------------------------------------------------------------------
   President and CEO            2003      179,375      -----          1,023            3,750           7,109
                              -------------------------------------------------------------------------------------
                                2002      175,000      -----            996            -----           7,000
 ------------------------------------------------------------------------------------------------------------------
 Dennis Klingensmith            2004      108,418      -----          1,223            2,500           4,288
                              -------------------------------------------------------------------------------------
   Vice President               2003      106,094      -----          1,665            2,500           4,199
                              -------------------------------------------------------------------------------------
   CEO First Central Bank(3)    2002      103,500      -----          1,236            -----           4,140
 ==================================================================================================================

------------------------

(1)      Other annual compensation consists of employee use of Company vehicles.

(2)      Employer contributions to the Company's 401(k)/Profit Sharing Plan.

(3) Salary and bonus amounts for all years were paid by the Company's subsidiary, First Central Bank, for services rendered by Mr. Klingensmith as Chief Executive Officer of that bank subsidiary.



                        Option Grants in Last Fiscal Year

============================== ============= ============== =========== ============= ==============================
                                Number of
                                Securities                                             Potential Realizable Value
                                Underlying    % of Total                               at Assumed Annual Rates of
                                 Options        Options     Exercise                  Stock Price Appreciation for
            Name                 Granted      Granted to    Price        Expiration          Option Term(2)
                                  (#)(1)       Employees    ($/share)       Date            5%($)        10%($)
------------------------------ ------------- -------------- ----------- ------------- ------------------------------
Robert W. Walker                  4,000          14.2%        $9.30      2/18/2014        $23,395        $59,287
------------------------------ ------------- -------------- ----------- ------------- ------------------------------
Dennis J. Klingensmith            2,500           8.9%        $9.30      2/18/2014        $14,622        $37,055
============================== ============= ============== =========== ============= ==============================

------------------------

(1) These Incentive Stock Options were granted on February 18, 2004, and vest in three equal annual installments beginning on February 18, 2005. Options have a term of ten years and are exercisable at any time after vesting during such ten years as to any or all options, conditioned upon optionee's employment by Company at time of exercise (or exercise within 90 days following termination of employment due to death, disability or voluntary retirement).

(2) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent assumed annual rates of appreciation, at 5% and 10%, for the 10 year option term, based on Securities and Exchange Commission rules, and do not represent the Company's estimate or projection of the price of the Company's Common Stock in the future. Additionally, these values do not take into account certain provisions of the options providing for termination of the options following termination of employment. Actual gains, if any, on stock option exercises depend upon the actual future performance of the Company's Common Stock. Accordingly, the potential realizable values set forth in this table may not be achieved.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about the Company's common stock that may be issued upon the exercise of options, warrants and rights under its two equity compensation plans, the 1996 Stock Option Plan and the 2002 Stock Option Plan, as of December 31, 2004.


=============================== =========================== ======================= ==================================
                                           (A)                        (B)                          (C)
                                                                                     Number of Securities Remaining
                                 Number of Securities to       Weighted Average       Available for Future Issuance
                                 be Issued Upon Exercise      Exercise Price of      Under Equity Compensation Plans
                                 of Outstanding Options,     Outstanding Options,    (Excluding Securities Reflected
        Plan Category              Warrants and Rights       Warrants and Rights             in Column (A))
------------------------------- --------------------------- ----------------------- ----------------------------------
1996 Stock Option Plan                     32,000                     $13.80                        68,000
------------------------------- --------------------------- ----------------------- ----------------------------------
2002 Stock Option Plan                     51,650                       8.69                       448,350
------------------------------- --------------------------- ----------------------- ----------------------------------
Total                                      83,650                     $10.65                       516,350
=============================== =========================== ======================= ==================================

------------------------





                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

======================== =========== ========== =============== ================
                                                      # of           Value of
                                                   Securities      Unexercised
                            Shares                 Underlying      In-the-Money
                           Acquired     Value      Unexercised      Underlying
                          on Exercise  Realized      Options        Options at
              Name            (#)        ($)      FY-End (#)(1)    FY-End($)(2)
------------------------- ----------- ---------- --------------- ---------------
Robert W. Walker (1)         -----      -----         9,250           28,663
------------------------- ----------- ---------- --------------- ---------------
Dennis J. Klingensmith(2)    -----      -----         6,500           18,600
========================= =========== ========== =============== ===============

------------------------

(1)      2,750 of these shares were exercisable at year-end 2004

(2)      2,334 of these shares were exercisable at year-end 2004

(3) The value of any unexercised in-the-money stock option is equal to the difference between $12.350 (the closing price of the Common Stock on December 31, 2004 and the exercise price of the stock option.

                             STOCK PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder return on the Common Stock since December 31, 1999 with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was Standard & Poors 500 and the published industry index chosen was the SNL ($500M-$1B) Bank Asset-Size Index. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.

                             Premier Financial Bancorp, Inc.

                               Total Return Performance

                                  [GRAPHIC OMITTED]


                                                           Period Ending
                                  ----------------------------------------------------------
Index                             12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
--------------------------------- --------  --------  --------  --------  --------  --------
Premier Financial Bancorp, Inc.    100.00     57.99     93.91     87.12     96.06    139.74
S&P 500*                           100.00     91.20     80.42     62.64     80.62     89.47
Russell 3000                       100.00     92.54     81.94     64.29     84.25     94.32
SNL $500M-$1B Bank Index           100.00     95.72    124.18    158.54    228.61    259.07


* Used with permission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries and their affiliates and associates on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

         During the years ended December 31, 2004, 2003, and 2002, the Company or its subsidiaries have paid approximately $358,000, $272,000 and $373,000, respectively, for commercial printing services and office supplies and furniture from Champion Industries, Inc., Huntington, West Virginia, of which the Company's Chairman of the Board, Marshall T. Reynolds, is its President and Chief Executive Officer and a principal shareholder and the Company's director Toney K. Adkins is President and Chief Operating Officer.

         The Company or its subsidiaries have paid The Harrah and Reynolds Corporation, a corporation controlled by Marshall T. Reynolds, approximately $489,000, $892,000 and $1,200,000 in 2004, 2003, and 2002, respectively, to permit employees of the Company and its subsidiaries to participate in a medical benefit plan sponsored and administered by The Harrah and Reynolds Corporation.

         The Company leases its headquarters facility at 2883 Fifth Avenue, Huntington, West Virginia from River City Properties, LLC, an entity 12.5% owned by Chairman of the Board of Directors Marshall T. Reynolds. The lease, for 5,900 square feet, has a 5 year term commencing in September 2002 with annual rent of $8.50 per square foot the first year and thereafter inflation adjusted. The Company believes that the terms of this lease, which were approved by the Board of Directors, are no less favorable to the Company than those available from unrelated third parties.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                (Item 2 on Proxy)

         At its meeting held on April 20, 2005, the Audit Committee appointed Crowe Chizek and Company LLC to serve as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2005. Crowe Chizek and Company, LLC has served as the Company's independent public accountants and auditors since the 1995 fiscal year.

         Representatives of Crowe Chizek and Company LLC, are expected to be present at the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit Fees
         Audit fees and expenses billed to the Company by Crowe Chizek and Company, LLC for the audit of the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003, and for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

         Fiscal 2004                                Fiscal 2003
          $ 178,300                                  $ 248,250

Audit Related Fees
         Audit related fees and expenses billed to the Company by Crowe Chizek and Company, LLC for years 2004 and 2003 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees", are as follows:

         Fiscal 2004                                Fiscal 2003
          $   8,500                                  $   9,040

Tax Fees
         Tax fees and expenses billed to the Company by Crowe Chizek and Company, LLC for fiscal years 2004 and 2003 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows

         Fiscal 2004                                Fiscal 2003
          $  52,530                                  $  32,430

All Other Fees
         Fees and expenses billed to the Company by Crowe Chizek and Company, LLC for all other services provided during fiscal years 2004 and 2003 are as follows:

         Fiscal 2004                                Fiscal 2003
          $  22,000                                  $       0

         In 2004, the Audit Committee established a policy whereby the independent auditor is required to seek pre-approval by the Committee of all audit and permitted non-audit services by providing a prior description of the services to be performed and specific estimates for each such service.

         The Audit Committee approved all of the services performed by Crowe Chizek and Company LLC during fiscal 2004.

         The Audit Committee of the Board of Directors has considered whether the provision of non-audit services described above is compatible with maintaining the independent accountant's independence.

         The Company's Board of Directors recommends that shareholders vote "FOR" ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent accountants for the 2005 fiscal year.

                                 CODE OF ETHICS

         The Board of Directors adopted a Code of Business Conduct and Ethics on November 19, 2003 that applies to all of the Company's officers, directors and employees and a Code of Ethics for the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Accounting Officer which supplements our Code of Business Conduct and Ethics (collectively the "Codes") which are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. We have filed copies of the Codes with the SEC as an exhibit to our December 31, 2003 annual report on Form 10-K.


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company by January 23, 2006 in order to be considered for inclusion in the Proxy Statement for the 2006 Annual Meeting of Shareholders. In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at the meeting, unless the Company is provided with notice of such proposal no later than April 8, 2006. However, even if notice is timely received, the proxies may nevertheless be entitled to exercise discretionary authority on the matter to the extent permitted by Securities and Exchange Commission regulations.


                                  OTHER MATTERS

         The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

                                       By Order of the Board of Directors,

                                       /s/ E. V. Holder, Jr.
                                       ----------------------------------
                                       E.V. Holder, JR.
                                       Secretary


Huntington, West Virginia
May 23, 2005

                                    PROXY
                       PREMIER FINANCIAL BANCORP, INC.

                PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

KNOW ALL MEN BY THESE PRESENTS, the undersigned shareholder of PREMIER FINANCIAL BANCORP, INC. ("Company"), Huntington, West Virginia, does hereby nominate, constitute and appoint

                  E.V. HOLDER, JR. and KEITH F. MOLIHAN

or any of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Stock of the company standing in my name on its books at the close of business on May 11, 2005, at the Annual Meeting of Shareholders to be held at the Radisson Hotel, 1001 3rd Avenue, Huntington,
West Virginia, on June 22, 2005, at 10:30 a.m. (eastern daylight time), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS: To elect as directors the following nine (9) nominees:

     Toney K. Adkins          Hosmer A. Brown, III         Edsel R. Burns
     E.V. Holder, Jr.         Keith F. Molihan             Marshall T. Reynolds
     Neal W. Scaggs           Thomas W. Wright             Robert W. Walker

         FOR  |_|               WITHHOLD  |_|              FOR ALL EXCEPT  |_|

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

     -------------------------------------------------------------------------

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of Crowe Chizek and Company, LLC as the Company's independent auditors for the fiscal year ending December 31, 2005.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

3. OTHER BUSINESS. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any such other matters.)


  THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN
ITEM 1 AND A VOTE "FOR" ITEM 2.

  Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying this proxy.

  This proxy is solicited by the Board of Directors and will be voted as specified and in accordance with the accompanying proxy statement. If no instruction is indicated, then the above named proxies, or any one of them, will vote the shares represented "for" all of the nominees listed in Item #1 and "for" Item #2 and in accordance with their discretion on any other business that may properly come before the meeting.

Please be sure to sign and date this Proxy in the box below.
                                                              -----------------
                                                              Date


 -----------------------------                    -----------------------------
 Stockholder sign above                           Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                         PREMIER FINANCIAL BANCORP, INC.
                            HUNTINGTON, WEST VIRGINIA
-------------------------------------------------------------------------------
  Please sign above exactly as your name(s) appear(s) on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

  An addressed, postage prepaid envelope is enclosed for your convenience in promptly returning your proxy to the Company. The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------
--------------------------
--------------------------